EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Wenjian Liu, Chief Executive Officer and Chief Financial Officer of Western Lucrative Enterprises, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that, to the best of my knowledge:

1. the Annual Report on Form 10-K of the Company for the period ended December 31, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 17, 2018

Western Lucrative Enterprises, Inc.

By: /s/ Wenjian Liu

Name: Wenjian Liu

Title: Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.